Exhibit 21(a)

                        Subsidiaries of the Registrant.*

                                                                Jurisdiction of
Name of Company                                                 Organization
-------------------------------------------------------------------------------

The Southern Company                                            Delaware
            Southern Company Capital Trust I                    Delaware
            Southern Company Capital Trust II                   Delaware
            Southern Company Capital Trust VI                   Delaware
            Southern Company Capital Trust VII                  Delaware
            Southern Company Capital Trust VIII                 Delaware
            Southern Company Capital Trust IX                   Delaware
            Southern Company Holdings, Inc.                     Delaware
      Alabama Power Company                                     Alabama
            Alabama Power Capital Trust IV                      Delaware
            Alabama Power Capital Trust V                       Delaware
            Alabama Power Capital Trust VI                      Delaware
            Alabama Power Capital Trust VII                     Delaware
            Alabama Power Capital Trust VIII                    Delaware
            Alabama Property Company                            Alabama
            Southern Electric Generating Company                Alabama
      Georgia Power Company                                     Georgia
            Georgia Power Capital Trust IV                      Delaware
            Georgia Power Capital Trust V                       Delaware
            Georgia Power Capital Trust VI                      Delaware
            Georgia Power Capital Trust VII                     Delaware
            Georgia Power Capital Trust VIII                    Delaware
            Georgia Power Capital Trust IX                      Delaware
            Georgia Power Capital Trust X                       Delaware
            Georgia Power Capital Trust XI                      Delaware
            Piedmont-Forrest Corporation                        Georgia
            Southern Electric Generating Company                Alabama
      Gulf Power Company                                        Maine
            Gulf Power Capital Trust III                        Delaware
            Gulf Power Capital Trust IV                         Delaware
            Gulf Power Capital Trust V                          Delaware
            Gulf Power Capital Trust VI                         Delaware
      Mississippi Power Company                                 Mississippi
            Mississippi Power Capital Trust II                  Delaware
            Mississippi Power Capital Trust III                 Delaware
            Mississippi Power Capital Trust IV                  Delaware
      Savannah Electric and Power Company                       Georgia
            Savannah Electric Capital Trust II                  Delaware



*This information is as of December 31, 2004. In addition, this list omits certain subsidiaries pursuant to paragraph (b)(21)(ii) of Regulation S-K, Item 601.